UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2016

Advanced Drainage Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36557	51-0105665
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026		43026
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 658-0050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 17, 2016, Advanced Drainage Systems, Inc. (the “Company”) entered into each of the following: (i) a Fourth Amendment to Amended and Restated Credit Agreement with certain wholly-owned subsidiaries of the Company, certain lenders party thereto, and PNC Bank, National Association, as administrative agent; (ii) a Fifth Amendment to Second Amended and Restated Credit Agreement with ADS Mexicana, S.A. de C.V., certain wholly-owned subsidiaries of the Company, certain lenders party thereto, and PNC Bank, National Association, as administrative agent; and (iii) an Amendment No. 10 and Consent to Amended and Restated Private Shelf Agreement with certain wholly-owned subsidiaries of the Company, certain noteholders party thereto, and PGIM, Inc. (formerly known as Prudential Investment Management, Inc.) (collectively, the “Amendments”).

The Company and the respective lenders and noteholders referenced above agreed to enter into the Amendments to: (i) provide an additional extension of time for the delivery of certain financial statements to such lenders and noteholders, to April 1, 2016; and (ii) consent to the payment of the previously-declared annual dividend on shares of preferred stock of the Company in March 2016.

The foregoing description does not constitute a complete summary of the terms and conditions of the Amendments and is qualified in its entirety by reference to the full text of the Amendments, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 22, 2016, the Company issued a press release to announce a public conference call and webcast scheduled for February 23, 2016 at 4:30 p.m. ET, at which time the Company will provide an update on the status of the audit and restatement process. The press release also announced the declaration of a cash dividend of $0.05 per common share, payable on March 15, 2016 to stockholders of record at the close of business on March 1, 2016. A copy of the Company’s press release is being furnished as Exhibit 99.1 and hereby incorporated by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Fourth Amendment to Amended and Restated Credit Agreement, dated as of February 17, 2016.

10.2	Fifth Amendment to Second Amended and Restated Credit Agreement, dated as of February 17, 2016.

10.3	Amendment No. 10 and Consent to Amended and Restated Private Shelf Agreement, dated as of February 17, 2016.

99.1	Press release, dated February 22, 2016, issued by Advanced Drainage Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: February 22, 2016	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO, Secretary & Treasurer